SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 2, 2004

Wells Real Estate Fund IX, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-22039	58-2126622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092-3365

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.01. Disposition of Assets

Disposition of 15253 Bake Parkway

On December 2, 2004 (effective November 30, 2004), Fund VIII-IX-REIT Joint Venture (the “Joint Venture”), a joint venture among Wells Real Estate Fund VIII, L.P., Wells Real Estate Fund IX, L.P. (the “Registrant”), and Wells Operating Partnership, L.P., sold an office building containing approximately 65,000 rentable square feet located in Irvine, California (“15253 Bake Parkway”) to an unaffiliated third party for a gross sales price of $12.4 million, less closing costs.

The Registrant holds an equity interest of approximately 38.07% in the Joint Venture. The net sale proceeds allocable to the Registrant as a result of the sale of 15253 Bake Parkway were approximately $4.5 million. The Registrant expects to recognize a gain of approximately $1.2 million from the sale of 15253 Bake Parkway.

Item 9.01. Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of September 30, 2004	F-2

Pro Forma Statement of Operations for the year ended December 31, 2003	F-3

Pro Forma Statement of Operations for the nine months ended September 30, 2004	F-4

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND IX, L.P.
(Registrant)

By:	WELLS PARTNERS, L.P.
General Partner

	By:	Wells Capital, Inc.
General Partner

		By:	/s/ Leo F. Wells, III
Leo F. Wells, III
President

Date: December 8, 2004

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WELLS REAL ESTATE FUND IX, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund IX, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2003 and its quarterly report filed on Form 10-Q for the nine months ended September 30, 2004.

The following unaudited pro forma balance sheet as of September 30, 2004 has been prepared to give effect to the sale of 15253 Bake Parkway by Fund VIII-IX-REIT Joint Venture (the “Joint Venture”), a joint venture among the Registrant, Wells Real Estate Fund VIII, L.P., and Wells Operating Partnership, L.P., as if the disposition and distribution of net proceeds therefrom occurred on September 30, 2004. The Registrant holds an equity interest of approximately 38.07% in the Joint Venture, which owned 100% of 15253 Bake Parkway.

The following unaudited pro forma statements of operations for the year ended December 31, 2003 and the nine months ended September 30, 2004, have been prepared to give effect to the sale of 15253 Bake Parkway as if the disposition occurred on January 1, 2003. These pro forma statements of operations do not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of 15253 Bake Parkway if the transaction had occurred on January 1, 2003.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved had the disposition of 15253 Bake Parkway been consummated as of January 1, 2003.

WELLS REAL ESTATE FUND IX, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2004

(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Investment in joint ventures	$22,427,637	$(2,635,638	)(b)	$19,791,999
Cash and cash equivalents	476,033	4,526,770	(c)	5,002,803
Due from joint ventures	871,499	0		871,499

Total assets	$23,775,169	$1,891,132		$25,666,301

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$28,057	$0		$28,057
Partnership distribution payable	663,773	0		663,773

Total liabilities	691,830	0		691,830

Partners’ capital:
Limited partners:
Class A – 3,218,294 units outstanding	23,022,437	1,705,322	(d)	24,727,759
Class B – 281,706 units outstanding	60,902	185,810	(d)	246,712
General partners	0	0		0

Total partners’ capital	23,083,339	1,891,132		24,974,471

Total liabilities and partners’ capital	$23,775,169	$1,891,132		$25,666,301

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q for the period ended September 30, 2004.
(b)	Reflects the Registrant’s pro rata share of the gain on 15253 Bake Parkway ($1,891,132) less the Registrant’s pro rata share of assumed distribution of proceeds from the sale of 15253 Bake Parkway ($4,526,770). The pro forma adjustment does not include amounts related to re-leasing costs incurred from October 1, 2004 through the date of sale, which reduced the Registrant’s pro rata share of the gain by approximately $700,000.
(c)	Reflects the Registrant’s proportionate share of the assumed distribution of net proceeds from the Joint Venture as a result of the sale of 15253 Bake Parkway.
(d)	Reflects the Registrant’s proportionate share of the pro forma gain recognized on the sale of 15253 Bake Parkway. The allocation of gain between limited partners is made in accordance with the terms of the partnership agreement.

See accompanying notes.

WELLS REAL ESTATE FUND IX, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES	$1,571,765	$(204,738	)(b)	$1,367,027

EXPENSES:
Partnership administration	122,389	0		122,389
Legal and accounting	16,082	0		16,082
Other general and administrative	8,823	0		8,823

	147,294	0		147,294

OTHER INCOME	1,061	0		1,061

NET INCOME (LOSS)	$1,425,532	$(204,738)		$1,220,794

NET INCOME (LOSS) ALLOCATED TO:
CLASS A LIMITED PARTNERS	$1,425,532	$(204,738)		$1,220,794

CLASS B LIMITED PARTNERS	$0	$0		$0

NET INCOME PER WEIGHTED AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.45			$0.38

CLASS B	$0.00			$0.00

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	3,183,927			3,183,927

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2003.
(b)	Reflects equity in income of the Joint Venture earned by the Registrant related to 15253 Bake Parkway for the year ended December 31, 2003. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of 15253 Bake Parkway if the transaction had occurred on January 1, 2003.

See accompanying notes.

WELLS REAL ESTATE FUND IX, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES:	$2,026,985	$(239,991	)(b)	$1,786,994

EXPENSES:
Partnership administration	121,024	0		121,024
Legal and accounting	34,595	0		34,595
Other general and administrative	1,533	0		1,533

	157,152	0		157,152

OTHER INCOME	179	0		179

NET INCOME (LOSS)	$1,870,012	$(239,991)		$1,630,021

NET INCOME (LOSS) ALLOCATED TO:
CLASS A LIMITED PARTNERS	$1,816,171	$(297,383)		$1,518,788

CLASS B LIMITED PARTNERS	$53,841	$57,392		$111,233

NET INCOME PER WEIGHTED AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.57			$0.47

CLASS B	$0.19			$0.38

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	3,210,578			3,210,578

CLASS B	289,422			289,422

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q for the nine months ended September 30, 2004.
(b)	Reflects equity in income of the Joint Venture earned by the Registrant related to 15253 Bake Parkway for the nine months ended September 30, 2004. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of 15253 Bake Parkway if the transaction had occurred on January 1, 2003.

See accompanying notes.

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